Exhibit 10.32

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is entered into as of the 31st day of March, 2018 by and among VerifyMe, Inc., a Nevada corporation (the “Company”), and the persons listed as Investors on the signature pages hereto (each an “Investor,” and collectively the “Investors”).

WHEREAS, the Company issued 1,000,000 shares of its common stock, par value $0.001 per share (the “Common Stock”) to certain of the Investors pursuant to the Confidential Settlement Agreement (the “Settlement Agreement”) and the Stock Purchase Agreement (the “Purchase Agreement”),  each dated  the date of this Agreement; and

WHEREAS, the Company has agreed in the Settlement Agreement to provide certain registration rights to the Investors.

Now, therefore, in consideration of the mutual promises and the covenants as set forth herein, the parties hereto hereby agree as follows:

1.             Definitions.  Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

“Agreement” means this Registration Rights Agreement, as the same may be amended, modified or supplemented in accordance with the terms hereof.

“Common Stock” has the meaning assigned to it in the first WHEREAS clause.

“SEC” means the Securities and Exchange Commission or any other governmental body at the time administering the Securities Act.

“Company” has the meaning assigned to it in the introductory paragraph of this Agreement.

“Company Securities” has the meaning any securities proposed to be sold by the Company for its own account in a registered public offering.

“Exchange Act” means the Securities Exchange Act of 1934 (or successor statute).

“Excluded Forms” means registration statements under the Securities Act, on Forms S-4 and S-8, or any successors thereto and any form used in connection with an initial public offering of securities.

“Investor” has the meaning assigned to it in the introductory paragraph of this Agreement.

“Purchase Agreement” has the meaning assigned to it in the first WHEREAS clause.

“Person” includes any natural person, corporation, trust, association, company, partnership, joint venture, limited liability company and other entity and any government, governmental agency, instrumentality or political subdivision.

The terms “register” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement on other than any of the Excluded Forms in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” means the Common Stock received by the Investors under the Settlement Agreement and the Purchase Agreement (and the shares otherwise described in the Settlement Agreement as being subject to registration under this Agreement), and any securities of the Company issued with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination, recapitalization, share exchange, consolidation or other reorganization of the Company.

“Selling Expenses” means all selling commissions, finder’s fees and stock transfer taxes applicable to the Registrable Securities registered by the Investors and all fees and disbursements of counsel for the Investors.

“Securities Act” means the Securities Act of 1933 (or successor statute).

“Settlement Agreement” has the meaning assigned to it in the first WHEREAS clause.

2.             Required Registration.

(a)          The Company shall file a registration statement on Form S-1 with the SEC on or before the earlier of (i) 15 days following the filing of the Company’s Annual Report on Form 10-K (which includes Part III) for the fiscal year ended December 31, 2017, or (ii) April 30, 2018.

(b)          Notwithstanding anything herein to the contrary, to the extent that the registration of any or all of the Registrable Securities by the Company on a registration statement is prohibited (the “Non-Registered Shares”) as a result of rules, regulations, positions or releases issued or actions taken by the SEC (including its Division of Corporation Finance or any other part of its staff) pursuant to its authority with respect to Rule 415 (or successor rule) and the Company has registered at such time the maximum number of Registrable Securities permissible upon consultation with the SEC (including its Division of Corporation Finance or any other part of its staff), then the Company shall have no liability to the Investors for failure to register such Non-Registered Shares.

3.             Obligations of the Company.  If and whenever the Company is required by the provisions hereof to effect or cause the registration of any Registrable Securities under the Securities Act as provided herein, the Company shall:

(a)          use commercially reasonable efforts to prepare and file with the SEC a registration statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective within sixty (60) days of filing the registration statement and remain effective;

(b)          use commercially reasonable efforts to prepare and file with the SEC such amendments to such registration statement (including post-effective amendments) and supplements to the prospectus included therein as may be necessary to keep such registration statement effective, subject to the qualifications in Section 4(a), and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Investor  set forth in such registration statement;

(c)          furnish to the Investors such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as each Investor may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Investors;

(d)          use all commercially reasonable efforts to make such filings under the securities laws of the State of Nevada or any other state to enable the Investors to consummate the sale in such jurisdiction of the Registrable Securities owned by the Investors;

(e)          notify the Investors at any time when a prospectus relating to their Registrable Securities is required to be delivered under the Securities Act, of the Company’s becoming aware that the prospectus included in the related registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to the Investors a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(f)          otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC;

(g)          to use commercially reasonable efforts to cause Registrable Securities to be quoted on each trading market and/or in each quotation service on which the Common Stock of the Company is then quoted; and

(h)          notify the Investor of any stop order threatened or issued by the SEC and take all actions reasonably necessary to prevent the entry of such stop order or to remove it if entered.

4.             Other Procedures.

(a)          Subject to the other provisions of this Section 4(a) and the Company’s general obligation to use commercially reasonable efforts under Section 3, the Company shall be required to maintain the effectiveness of a registration statement (on Form S-1) until the earlier of (i) the sale of all Registrable Securities or (ii) 12 months from the date of this Agreement.  The Company shall have no liability to the Investors for delays in the Investors being able to sell the Registrable Securities (i) as long as the Company uses commercially reasonable efforts to file a registration statement, amendments to a registration statement, post-effective amendments to a registration statement or supplements to a prospectus contained in a registration statement (including any amendment or post effective amendments), (ii) where the required financial statements or auditor’s consents are unavailable or (iii) where the Company would be required to disclose information at a time when it has no duty to disclose such information under the Securities Act, the Exchange Act, or the rules and regulations of the SEC.

(b)          In consideration of the Company’s obligations under this Agreement, the Investors agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) herein, the Investors shall forthwith discontinue their sale of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the Investors’ receipt of the copies of the supplemented or amended prospectus contemplated by said Section 3(e) and, if so directed by the Company, shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in the Investors’ possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(c)          The Company’s obligation to file any registration statement or amendment including a post-effective amendment, shall be subject to each Investor, as applicable, furnishing to the Company in writing such information and documents regarding such Investor and the distribution of such Investor’s Registrable Securities as may reasonably be required to be disclosed in the registration statement in question by the rules and regulations under the Securities Act or under any other applicable securities or blue sky laws of the jurisdiction referred to in Section 3(d) herein.  The Company’s obligations are also subject to each Investor promptly executing any representation letter concerning compliance with Regulation M under the Exchange Act (or any successor rule or regulation).

(d)          If any such registration or comparable statement refers to any Investor by name or otherwise as a stockholder of the Company, but such reference to the Investor by name or otherwise is not required by the Securities Act or the rules thereunder, then each Investor shall have the right to require the deletion of the reference to the Investor, as may be applicable.

(e)          In connection with the sale of Registrable Securities, the Investor shall deliver to each purchaser a copy of the necessary prospectus and, if applicable, prospectus supplement, within the time required by Section 5(b) of the Securities Act.

5.             Registration Expenses.  In connection with any registration of Registrable Securities pursuant to Section 2, the Company shall, whether or not any such registration shall become effective, from time to time, pay all expenses (other than Selling Expenses) incident to its performance of or compliance, including, without limitation, all registration, and filing fees, fees and expenses of compliance with securities or blue sky laws, word processing, printing and copying expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and all independent public accountants and other Persons retained by the Company.

6.             Indemnification.

(a)          In the event of any registration of any shares of Common Stock under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each Investor, from and against any losses, claims, damages or liabilities, joint or several, to which each Investor may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any document incident to registration or qualification of any Registrable Securities pursuant to Section 3(d) herein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under the Securities Act or such state securities or blue sky laws.  If the Company fails to defend the Investors as required by Section 6(c) herein, it shall reimburse (after receipt of appropriate documentation) each Investor for any legal or any other out-of-pocket expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Investors in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said prospectus, or said amendment or supplement or any document incident to registration or qualification of any Registrable Securities pursuant to Section 3(d) hereof in reliance upon and in conformity with written information furnished to the Company by such Investor specifically for use in the preparation thereof or information omitted to be furnished by such Investor or (ii) any act or failure to act of such Investor including the failure of any Investor to deliver a prospectus as required by Section 5(b) of the Securities Act.

(b)          In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, each Investor shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6(a)) the Company, each director of the Company, each officer of the Company who signs such registration statement, the Company’s attorneys and auditors and any Person who controls the Company within the meaning of the Securities Act, with respect to (i) any untrue statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by such Investor specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus or amendment or supplement or (ii) from any other act, or failure to act, of the Investor in breach of this Agreement.

(c)          Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in Section 6(a) or (b), such indemnified party shall, if a claim in respect thereof is to be made by an indemnified party against an indemnifying party hereunder, give written notice to the indemnifying party of the commencement of such action.  The indemnifying party shall be relieved of its obligations under this Section 6(c) to the extent that the indemnified party delays in giving notice and the indemnifying party is damaged or prejudiced by the delay, provided that the failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have otherwise than on account of this Agreement.  In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so as to assume the defense thereof, the indemnifying party shall be responsible for any legal or other expenses subsequently incurred by the indemnifying party in connection with the defense thereof, provided, however, that, if counsel for an indemnified party shall have reasonably concluded that there is an actual or potential conflict of interest between the indemnified and the indemnifying party the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for the fees and expenses of counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 6; provided, however, that in no event shall any indemnification by an Investor under this Section 6 exceed the net proceeds from the sale of Registered Securities received by the Investor.  No indemnified party shall make any settlement of any claims indemnified against hereunder without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.  In the event that any indemnifying party enters into any settlement without the written consent of the indemnified party the indemnifying party shall not consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff of a release of such indemnified party from all liability in respect to such claim or litigation.

(d)          In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which under any indemnified party makes a claim for indemnification pursuant to this Section 6, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and such Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject as is appropriate to reflect the relative fault of the Company and such Investor in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, it being understood that the parties acknowledge that the overriding equitable consideration to be given effect in connection with this provision is the ability of one party or the other to correct the statement or omission (or avoid the conduct or take an act) which resulted in such losses, claims, damages or liabilities, and that it would not be just and equitable if contribution pursuant hereto were to be determined by pro-rata allocation or by any other method of allocation which does not take into consideration the foregoing equitable considerations.  Notwithstanding the foregoing, (i) no such Investor shall be required to contribute any amount in excess of the net proceeds to him of all Registrable Securities sold by him pursuant to such registration statement, and (ii) no Person who is guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e)          Notwithstanding any of the foregoing, if, in connection with an underwritten public offering of the Registrable Securities, the Company, any of the Investors and the underwriters enter into an underwriting agreement relating to such offering which contains provisions covering indemnification among the parties, then the indemnification provision of the underwriting agreement shall control.

7.             Certain Limitations on Registration Rights.  At any time prior to the effectiveness of any registration statement filed pursuant to this Agreement, if the Company determines to file a registration statement with the SEC for the public sale of its securities and the managing underwriter of such offering offers to purchase the Registrable Securities for its own account at the same price including underwriting discounts and applicable expenses as paid to the Company, the Investors shall either (i) elect to include their Registrable Securities being registered pursuant to this Agreement in the registration statement covering the sale of the Company’s securities, or (ii) immediately cease their public sales for a period of 90 days following the effective date of the registration statement covering the sale by the Company.  Additionally, no Investor may participate in the registration statement relating to the sale by the Company of its Common Stock as provided above unless such Investor enters into an underwriting agreement with the managing underwriter and completes and/or executes all questionnaires, indemnities and other reasonable documents requested by the managing underwriter. Each Investor shall be deemed to have agreed by acquisition of its Registrable Securities not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities and to use its best efforts not to effect any such public sale or distribution of any other equity security of the Company (including any short sale) or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) within 10 days before or 90 days after the effective date of such registration statement.  In such event, the Investor shall, if requested, sign a customary market stand-off letter with the Company’s managing underwriter, and to comply with applicable rules and regulations of the SEC.

8.             Allocation of Securities Included in Registration Statement.  In the case of a registration pursuant to Section 7 for the Company’s account, if the Company’s managing underwriter shall advise the Company and the Investors in writing that the inclusion in any registration pursuant hereto of some or all of (a) the Registrable Securities sought to be registered by the Investors and securities offered by other holders, and (b) the Company’s securities sought to be registered creates a substantial risk that the proceeds or price per unit that will be derived from such registration will be reduced or that the number of securities to be registered is too large a number to be reasonably sold, (i) first, the number of Company securities sought to be registered shall be included in such registration, and (ii) next, the number of Registrable Securities offered by the Investors and securities offered by other holders shall be included in such registration to the extent permitted by the Company’s managing underwriter with the number of Registrable Securities and such other securities being registered determined on a pro-rata basis based on the number of registered securities and securities the participating holders including the Investors desire to have registered; provided, however, that, if any participating Investor would be required pursuant to the provisions of this Section 7 to reduce the number of Registrable Securities that it may include in such registration, such Investor may withdraw all or any portion of its Registrable Securities from such registration and may resume selling shares under the registration statement (assuming it is effective) referred to in Section 2 after the 90-day lock-up period.

9.             Rule 144.  The Company covenants that it will file the reports required to be filed under the Securities Act and the Exchange Act and the rules and regulations thereunder (or, in the event that the Company is not required to file such reports, it will make publicly available information as set forth in Rule 144(c)(2) promulgated under the Securities Act), and it will take such further action as the Investors may reasonably request, or to the extent required from time to time to enable the Investors to sell their Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC (collectively, “Rule 144”).  Upon request of any Investor, the Company will deliver to the Investor a written statement as to whether it has complied with such requirements.

10.           Transfer of Registration Rights.  The rights of an Investor to cause the Company to register Registrable Securities under this Agreement may be assigned in writing by such Investor to a limited liability company member, a family member or an affiliate of such Investor.

11.           Severability.  In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

12.           Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The execution of this Agreement may be by actual or facsimile signature.

13.           Benefit.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

14.           Notices and Addresses.  All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by FedEx or similar overnight next business day delivery, or by facsimile delivery followed by overnight next business day delivery, as follows:

If to the Company:	VerifyMe, Inc.
837 Lindy Lane
Bala Cynwyd, PA 19004
Telephone: (610) 688-1952
Attention: Chief Executive Officer
Email: ngardner@verifyme.com

With a copy (for informational purposes only) to:

Nason Yeager Gerson White & Lioce, P.A.,
3001 PGA Boulevard, Suite 305
Palm Beach Gardens, FL 33410
Telephone:  (561) 471-3507
 Attention: Michael D. Harris, Esq.
E-Mail: mharris@nasonyeager.com

If to the Investors:	The addresses set forth on the
signature pages to this Agreement.

or to such other address as any of them, by notice to the other may designate from time to time.  The transmission confirmation receipt from the sender’s facsimile machine shall be evidence of successful facsimile delivery.  Time shall be counted from the date of transmission.

15.           Attorneys’ Fees.  In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding relating to this Agreement is filed, the prevailing party shall be entitled to an award by the court of reasonable attorneys’ fees, costs and expenses.

16.           Entire Agreement.  This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.

17.           Amendment / Modification.  Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated, except by a statement in writing signed by the Party or Parties, against which enforcement or the change, waiver, discharge or termination is sought.

18.           Additional Documents.  The Parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the Parties hereunder.

19.           Governing Law / Jurisdiction.  This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Nevada without regard to choice of law considerations.  The Parties hereby irrevocably submit to the exclusive jurisdiction of the courts of the State of Nevada for any dispute arising out of or relating to this Settlement Agreement, and agree that any action to enforce the terms of this Settlement Agreement shall be brought in the courts of the State of Nevada, Clark County, or in the United States District Court for the District of Nevada.

20.           Section or Paragraph Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

21.           Force Majure.   The Company shall be excused from any delay in performance or for non-performance of any of the terms and conditions of this Agreement caused by any circumstances beyond its control, including, but not limited to, any Act of God, fire, flood, or government regulation, direction or request, or accident, interruption of telecommunications facilities, labor dispute, unavoidable breakdown, civil unrest or disruption to the extent that any such circumstances affect the Company’s ability to perform its obligations under this Agreement or the ability of the Commission to perform its responsibilities under the Securities Act.

[Signature Page Attached]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed personally or by a duly authorized representative thereof as of the day and year first above written.

VERIFYME, INC.:

By:
Name: Patrick White
Title: Chief Executive Officer

INVESTORS:

Clydesdale Partners, LLC
By: Clydesdale Ventures, LLC, its Manager

By:
Name: Paul F. Klapper, Manager

Address of Notice:

Stephen H. Silver Family Trust Dated 12/7/12

By:
Name: Stephen H. Silver, Trustee

Address of Notice:
Stephen H. Silver

By:
Name: Stephen H. Silver

Address of Notice:

]more names and addresses to come]

Paul F. Klapper

By:
Name: Paul F. Klapper

Address of Notice:

PFK ACQUISITION GROUP II, LLC

By:
Name: Paul F. Klapper, Manager

Address of Notice:

CLYDESDALE PARTNERS II, LLC
By: Clydesdale Ventures II, LLC, its Manager

By:
Name: Paul F. Klapper, Manager

Address of Notice: